UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2012

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

CNO Financial Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to update certain items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Form 10-K”). Effective January 1, 2012, the Company adopted the provisions of Financial Accounting Standards Update No. 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts ("ASU 2010-26"). Pursuant to the guidance, we elected to adopt the provisions on a retrospective basis. The retrospective implementation of the deferral and recognition guidance associated with ASU 2010-26 changed certain previously reported items within the 2011 Form 10-K. The guidance impacts the timing of reported financial results, but has no impact on cash flows, statutory financial results or the ultimate profitability of the business.

In addition, effective January 1, 2012, the Company also adopted authoritative guidance that requires presenting net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive statements. This guidance is required to be adopted retrospectively for all periods presented. The adoption of this accounting guidance resulted in providing a separate statement of comprehensive income, but did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

The following items of the 2011 Form 10-K are being updated retrospectively to reflect the adoption of the accounting guidance discussed above:

1.	Part I, Item 1	Business
2.	Part II, Item 6	Selected Consolidated Financial Data
3.	Part II, Item 7	Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations
4.	Part II, Item 8	Consolidated Financial Statements and Supplementary Data
5.	Part IV, Item 15(a)(2)	Financial Statement Schedules
6.	Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges

The above sections, as updated retrospectively, are included in Exhibit 12.1 and Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K, including all exhibits, should be read in conjunction with the 2011 Form 10-K; provided that the foregoing sections supersede the information included in “Business,” “Selected Consolidated Financial Data,” “Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations,” “Consolidated Financial Statements and Supplementary Data,” and “Computation of Ratio of Earnings to Fixed Charges” contained in the 2011 Form 10-K. More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012 and June 30, 2012 (the “Form 10-Qs”) and subsequent filings with the Securities and Exchange Commission (“SEC”). The Form 10-Qs and other SEC filings contain important information regarding forward looking statements, events, developments or updates to certain expectations of the Company that have occurred subsequent to the filing of the 2011 Form 10-K.

Item 9.01(d).	Financial Statements and Exhibits.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	2011 Annual Report:
Part I, Item 1 - Business
Part II, Item 6 - Selected Consolidated Financial Data
Part II, Item 7 - Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations
Part II, Item 8 - Consolidated Financial Statement and Supplementary Data
Part IV, Item 15(a)(2) - Financial Statement Schedules

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: September 4, 2012
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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